UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2024

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Ingersoll Rand Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 376,796,509 shares of the Company’s common stock, or approximately 93.37% of the 403,534,346 total shares of the Company’s common stock entitled to vote at the Annual Meeting, were present in person or by proxy. Below are the final voting results for the following three proposals submitted to the Company’s stockholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 26, 2024, filed with the Securities and Exchange Commission (the “Proxy Statement”).

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the persons listed below as directors for a term expiring at the Company’s 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Name	For Votes	Against Votes	Abstain Votes	Broker Non-Votes
Vicente Reynal	343,765,768	18,184,941	569,348	14,276,452
William P. Donnelly	358,117,332	4,142,472	260,253	14,276,452
Kirk E. Arnold	344,895,951	17,367,831	256,275	14,276,452
Gary D. Forsee	361,471,824	786,405	261,828	14,276,452
Jennifer Hartsock	361,075,252	1,189,933	254,872	14,276,452
John Humphrey	357,760,435	4,478,491	281,131	14,276,452
Marc E. Jones	358,151,974	4,109,919	258,164	14,276,452
Julie A. Schertell	361,619,219	648,214	252,624	14,276,452
JoAnna A. Sohovich	362,054,390	159,171	306,496	14,276,452
Mark P. Stevenson	360,453,413	1,750,051	316,593	14,276,452

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2024.

For Votes	Against Votes	Abstain Votes	Broker Non-Votes
369,162,724	7,172,506	461,279	0

Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For Votes	Against Votes	Abstain Votes	Broker Non-Votes
343,474,703	18,077,084	968,270	14,276,452

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Senior Vice President, General Counsel, Chief
Compliance Officer, and Secretary

Date: June 17, 2024